Exhibit 10.2

VIE TERMINATION AGREEMENT

AMONG

EACH PERSON LISTED IN SCHEDULE 1 HERETO

GREEN POWER ENVIRONMENT TECHNOLOGY (SHANGHAI) CO., LTD.

AND

WUXI HUAYANG HEAVY INDUSTRIES CO., LTD.

VIE TERMINATION AGREEMENT

VIE终止协议

This VIE Termination Agreement (this “Agreement”), dated as of [December 30, 2019] is made in Shanghai, the People’s Republic of China (“China”), by and among:

本VIE协议（下称“本协议”）于【2019年12月30日】由以下各方在中华人民共和国（下称“中国”）上海市签署：

(1)	Each person listed in Schedule 1 hereto (individually and jointly, “Party A”); 本协议附件一所载人士（以下单独和合称为“甲方”）

(2)	Greenpower environment technology (shanghai) co., Ltd. (“Party B” ), 格理波德环保科技（上海）有限公司（下称“乙方”） whose information is listed in Schedule 2 hereto; 其信息见本协议附件二；

(3)	Wuxi Huayang Heavy Industries Co., Ltd.( “Party C” ), 无锡华洋重工有限公司（下称“丙方”）， whose information is listed in Schedule 3 hereto 其信息见本协议附件三

In this Agreement, Party A, Party B and Party C is referred to as individually, a “Party”, and collectively, the “Parties”.

在本协议中，甲方、乙方和丙方单独称为“一方”，合称为“各方”。

WHEREAS:

鉴于：

1.	Party A, Party B and Party C have entered into the Consulting Services Agreement, Operating Agreement, Equity Pledge Agreement, Option Agreement, Voting Rights Proxy Agreement dated October 12, 2007;

甲方、乙方和丙方于2007年10月12日签署了《咨询服务协议》《经营协议》《股权质押协议》《选择权协议》和《投票权代理协议》；

2.	Each of the Parties intends to terminate all of the rights and obligations under the Consulting Services Agreement, the Operating Agreement, the Option Agreement, the Equity Pledge Agreement, and Voting Rights Proxy Agreement (collectively, the “Control Agreements”); and

本协议各方意图终止《咨询服务协议》《经营协议》《股权质押协议》《选择权协议》和《投票权代理协议》（下称“《控制协议》”）项下的权利和义务；以及

3.	The terms used but not defined in this Agreement shall have the meaning ascribed to it in the Control Agreements.

本协议中使用但未定义的字词应与《控制协议》里该字词的含义相同。

NOW, THEREFORE, the Parties agree as follows:

因此，各方协商一致，达成协议如下：

1.	Termination of Rights and Obligations under the Control Agreements

《控制协议》项下权利义务的终止

1.1	The Parties agree that the effect and force of the Control Agreements shall be terminated as of the date hereof, and the rights and obligations of each of the Parties therein shall be simultaneously terminated, including without limitation all rights and obligations of Party B and Party C under the Consulting Services Agreement and the Operating Agreement, the equity pledge between Party A and Party B under the Equity Pledge Agreement,the call option of Party B under the Option Agreement and Party B’s proxy rights under Voting Rights Proxy Agreement.

各方同意，《控制协议》的效力自本协议日期起终止，以及《控制协议》项下的各方和任一方的权利和义务同时终止，包括但不限于：乙方和丙方在《咨询服务协议》和《经营协议》项下的所有权利和义务、甲方和乙方在《股权质押协议》项下的股权质押、乙方在《选择权协议》项下的股权购买选择权，以及乙方在《投票权代理协议》项下的投票代理权。

1.2	Notwithstanding the foregoing, the terms regarding confidentiality, governing law and dispute resolution (if any) in the Control Agreements shall survive the termination.

尽管有前述规定，《控制协议》终止后，其与保密、适用法律和争议解决有关的条款（如有）仍继续有效。

1.3	If any Party is held liable for any damages due to its breach of any term of the Control Agreements prior to the date hereof, the other Parties agree to waive such liability and not to hold the breach Party liable therefor.

对于任何一方在本协议日期之前对《控制协议》任何条款的违反，其他方同意放弃追究该违约任何一方的违约责任。

2.	Representations and Warranties

陈述与保证

Each of the Parties represents and warrants to the other Parties as follows:

任何一方向其他各方陈述和保证如下：

2.1	It has the power and ability to enter into, deliver and perform this Agreement, and has taken all necessary action to authorize its entry into, performance and delivery of this Agreement;

其具有权力和能力签署、交付并履行本协议并已采取一切所需行为以获得授权使其可订立、履行及交付本协议；

2.2	This Agreement, upon execution, constitutes its legal, valid and binding obligation, and enforceable against its pursuant to the terms hereof; and

本协议签署后构成对其合法有效的、具有约束力的义务，并可根据本协议的条款可强制执行。

2.3	Its execution, delivery and performance of this Agreement will not conflict with, restrict or breach any law, regulation or agreement to which it is subject or a party.

其签署、交付并履行本协议不会违反任何法律法规，不会违反其作为一方的任何协议，或与该等任何协议相冲突或构成限制。

2.4	It shall make its best reasonable endeavour to prepare or provide any required assistance for any governmental procedure arising from or in connection with the termination of the Control Agreements, including but not limited to the procedures with Administration for Industry and Commerce after the termination of the equity pledge under the Equity Pledge Agreement.

对因《控制协议》终止产生的或与之相关的任何政府部门的手续，包括但不限于《股权质押协议》项下股权质押的终止后的工商部门的手续，其应尽最大合理努力予以准备或提供任何所需的协助。

3.	Breaches & Liability

违约责任

If this Agreement is wholly or partially unenforceable due to breach by any Party of any term under this Agreement, the breaching Party shall be held liable for any loss incurred by the non-breaching Parties (including any lawsuit and legal fees arising therefrom).

如本协议因任何一方违反本协议的任何条款而变得部分或全部不可强制执行，违约方应就非违约方因此产生的任何损失承担赔偿责任（包括因此产生的诉讼和其他法律费用）。

4.	Notice

通知

4.1	A notice under or in connection with this Agreement (the “Notice”) shall be:

本协议项下或与本协议有关的通知（下称“通知”）应当：

(1)	in writing and in Chinese and/or English; and

为书面中文和/或英文版本；及

(2)	delivered personally, sent by email or sent by courier to the Party due to receive the Notice at the address referred to in Clause 4.2 or such other address as a Party may specify by notice in writing to the other Party received before the Notice was dispatched.

由专人递送，电子邮件或邮差递送至应收件的协议一方，地址参见本协议第4.2条，或协议一方于通知作出前向对方书面通知的其他地址。

4.2	For the purposes of this Clause 4, a Notice shall be sent to the addresses and for the attention of those persons set out below:

为本协议第4条之目的，通知应向以下地址和收件人作出：

(1)	in the case of Party A:

甲方：

Address: 地址：
Attention: 收件人：	WU Jianhua/吴建华
Email: 电子邮件：

Address: 地址：
Attention: 收件人：	TANG Lihua/唐丽华
Email: 电子邮件：

Address: 地址：
Attention: 收件人：	WU Haoyang/吴昊扬
Email: 电子邮件：

(2)	in the case of Party B:

乙方：

Address: 地址：
Attention: 收件人：
Email: 电子邮件：

(3)	in the case of Party C:

丙方

Address: 地址：
Attention: 收件人：
Email: 电子邮件：

or to such other address or email address as the relevant Party may have notified to the other Party by not less than five (5) Business Days’ written notice to the other Parties before the Notice was dispatched.

或者通知发出之前，本协议一方提前至少五（5）个工作日向其他各方书面通知的地址或电子邮箱。

4.3	Unless there is evidence that it was received earlier, a Notice is deemed given if:

除非有证据表明通知已提前收到，通知在下列情况下视为已作出：

(1)	delivered personally, when left at the address referred to in Clause 4.2;

专人递送，留置于本协议第4.2条所示的地址；

(2)	sent by courier, three (3) Business Days after posting it; or

邮差递送，交递之日起三（3）个工作日；或

(3)	sent by email, the earlier of (a) the time that the sender receives an automated message from the intended recipient’s information system confirming delivery to the email; (b) the time that the email is first opened or read by the intended recipient; and (c) two (2) hours after the time the email is sent unless the sender receives, within that two- (2) hour period, an automated message that the email has not be delivered.

通过电子邮件发送，下列时间的较早者：（a）发件人收到目标收件人邮箱系统确认发送成功的自动消息的时间; （b）目标收件人首次打开或阅读电子邮件的时间; （c）电子邮件发送两（2）小时后，除非发件人在两（2）小时内收到电子邮件未送达成功的自动消息。

5.	Confidentiality

保密

Each of the Parties acknowledges and confirms that the contents of this Agreement and any oral or written information communicated among the Parties regarding this Agreement shall be confidential. Each of the Parties shall keep such information in confidence and may not disclose it to any third party without prior written consent from the other Parties, except for any information that is (a) known or to be known by the general public without unauthorized disclosure by the receiving Party; (b) required to be disclosed under applicable laws or regulations or court orders or requirements by Securities and Exchange Commission or stock exchange; or (c) disclosed by any Party to its legal or financial advisor in connection with the transaction contemplated hereunder, provided that such legal or financial advisor is subject to confidentiality obligation similar to this Clause 5. Unauthorized disclosure by any Party’s employee or service provider shall be deemed disclosure by such Party for which it shall be held liable. This Clause 5 shall survive termination of this Agreement for any cause.

本协议任何一方承认和确认，本协议的内容以及各方关于本协议的任何口头或书面沟通应予以保密。任何一方应遵守保密义务，未经其他各方的事先书面同意，不得向任何第三方披露该等信息，但以下信息除外：(a) 非因披露方的未授权的披露而为公众所知的信息； (b) 适用的法律或法规要求披露的或法庭命令或证券监管部门或证券交易所要求披露的信息；或(c)任何一方向其法律顾问或财务顾问披露的与本协议项下交易相关的信息，且法律顾问或财务顾问对此承担与本第5条类似的保密义务。任何一方的雇员或服务提供者未经授权的信息披露视为该一方的披露，该一方应对此承担责任。本协议终止后，本第5条仍继续有效。

6.	Costs and Expenses

成本与开支

Each Party shall be responsible for its own tax, legal and other costs and expenses in connection with the negotiation, preparation, execution and implementation of this Agreement.

本协议各方各自负责其产生的与本协议的谈判、准备、签署和实施相关的税务、法律及其他方面的费用和开支。

7.	Governing Law and Dispute Resolution

适用法律及争议解决

7.1	The execution, validity, interpretation, performance, amendment and termination of this Agreement and the resolution of any dispute arising therefrom shall be governed by the PRC laws.

本协议的签署、效力、解释、履行、修订和终止，以及因此产生的任何争议的解决，均应适用中国法律。

7.2	Any dispute arising from or in connection with this Agreement shall be resolved through negotiations by the Parties and, if the negotiations fail to resolve it within 30 days, by submission by any of the Parties to arbitration by China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance its arbitration rules then in effect in Shanghai. The arbitrary award shall be final and binding upon each of the Parties.

因本协议产生的或与之相关的任何争议应由各方友好协商解决，如各方未能在30日内协商解决，争议应提交位于上海的中国对外经济贸易仲裁委员会依据届时有效的仲裁规则进行仲裁。仲裁裁决为终局的且对任何一方具有约束力。

7.3	If any dispute arising from interpretation or performance of this Agreement occurs or is under arbitration, other than the matter involved in such dispute, the Parties shall continue to perform their respective rights and obligations under this Agreement.

如果因本协议的解释或履行而发生任何争议或任何争议尚处在仲裁过程中，那么对于该等争议之外的事项，各方应继续履行其在本协议项下的相应的权利和义务。

8.	Entire Agreement

完整协议

This Agreement constitutes the entire agreement and understanding between the Parties in respect of the subject matter of this Agreement. This Agreement supersedes in all respects all previous agreements, representations, warranties and undertakings made by the Parties with respect to the subject matter hereof, whether such be written or oral.

本协议包含各方就与本协议有关主题事宜所达成的完整协议和谅解。本协议已取代协议各方就有关主题事宜所作出的所有书面或口头形式的协议、陈述、保证和承诺。

9.	Variation

变更

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of any amendment, by the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective.

本协议的任何条款可被修订或者放弃，当且仅当任何修订均由协议各方以书面方式作出并签字，或任何放弃由作出放弃的一方以书面方式作出并签字方为有效。

10.	Severability

可分性

Each provision contained in each clause and subclause will be enforceable independently of each of the others, and its validity will not be affected if any of the others is invalid. If any of those provisions is void but would be valid if some part of the provision were deleted, the provision in question will apply with such modification as may be necessary to make it valid.

本协议每一条款和子条款中的任何规定均独立于其他规定而可强制执行，其有效性不受任何其他规定失效的影响。如任一规定原本无效，但在删除部分后变得有效，则该规定应与使其变为有效的必要修改一起适用。

11.	Waiver and other rights

弃权及其他权利

11.1	A waiver of any term, provision or condition of this Agreement shall be effective only if given in writing and signed by the waiving Party and then only in the instance and for the purposes for which it is given.

对本协议的任何条款、规定或条件的放弃，仅在放弃的协议一方以书面形式提出放弃并签字的情况下有效，且仅在放弃的范围内和放弃的目的下有效。

11.2	No failure or delay on the part of any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of it, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of it or the exercise of any other right, power or privilege.

任何一方未行使或迟延行使本协议项下的任何权利、权力或特权，均不得视为该方对该等权利、权力或特权的放弃；如任何一方单独或部分行使该等权利、权力或特权，不得阻碍该方对该等权利、权力或特权其他部分的行使或进一步的行使，也不得阻碍对其他权利、权力或特权的行使。

12.	Counterparts

副本

This Agreement shall be executed in five (5) duplicate originals in English. Each Party has received one (1) duplicate original, and all originals shall be equally valid.

本协议用英文制作一式五份，每方各持有一份，各份具有同等效力。

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IN WITNESS WHEREOF, each of the Parties has, or caused his/her authorized representative to have, signed this VIE Termination Agreement on the date first written above.

各方或促使其各自授权代表于文首所载日期签订本VIE终止协议，以资为证。

Party A/甲方:

[Signature签名]

WU Jianhua/吴建华

[Signature签名]

TANG Lihua/唐丽华

[Signature签名]

WU Haoyang/吴昊扬

Schedule 1:

附件一：

Party A’s Name List

甲方名单

Name/姓名	ID Card No./身份证号码
WU Jianhua/吴建华	320222195502053695
TANG Lihua/唐丽华	320222195404253669
WU Haoyang/吴昊扬	320206197908311219

Schedule 2:

附件2：

Party B’s Information

乙方信息

Company Name/公司名称:	Greenpower environment technology (shanghai) co., Ltd. 格理波德环保科技（上海）有限公司
Business Certificate Numbers/统一社会信用代码:	91310000667754775U
Date of Incorporation/注册日期:	2007-10-29
Registered Address/注册地址:	上海市普陀区长寿路888号1515室 Suite 1515, No. 888, Changshou Road, Putuo District, Shanghai
Registered Capital/注册资本:	8,000,000 USD
Shareholders/股东:	富劳德有限公司（FULLAND LIMITED）
Directors/董事:	WU Jianhua/吴建华
Legal Representative/法定代表人:	WU Jianhua/吴建华

Schedule 3:

附件三：

Party C’s Information

丙方信息

Company Name/公司名称:	Wuxi Huayang Heavy Industries Co., Ltd. 无锡华洋重工有限公司 *The company had used the following name: Wuxi Huayang Electrical Power Equipment Co., Ltd. 无锡华洋电力设备有限公司
Business Certificate Numbers/统一社会信用代码:	91320206761549081B
Date of Incorporation/注册日期:	2004-05-25
Registered Address/注册地址:	无锡市惠山区前洲街道堰玉中路9号 No. 9 Yan Yu Zhong Road, Qianzhou Town, Wuxi, China
Registered Capital/注册资本:	50,800,000 RMB
Shareholders/股东:	TANG Lihua/唐丽华(45.57%)、WU Jianhua/吴建华(45.57%)、WU Haoyang/吴昊扬(8.86%)
Directors/董事:	TANG Lihua/唐丽华
Legal Representative/法定代表人:	TANG Lihua/唐丽华